SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 10, 2005

                         COMMISSION FILE NUMBER 0-21061

                         SPEEDCOM WIRELESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE                                                 58-2044990
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER IDENTIFICATION NO.)
INCORPORATION OR ORGANIZATION)

                         7020 PROFESSIONAL PARKWAY EAST
                               SARASOTA, FL 34240
                                 (941) 907-2361

  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

Item 4.01 Changes in Registrant's Certifying Accountant

SPEEDCOM Wireless Corporation's board of directors approved the engagement of De Leon & Company, P.A. as SPEEDCOM's independent auditors on February 10, 2005. De Leon & Company, P.A. will audit the balance sheet of the Company as of December 31, 2004, and the related statements of operations, stockholders' equity, and cash flows for the year then ended. No outstanding matters were discussed with De Leon & Company, P.A. prior to their engagement.

SIGNATURES


     Pursuant to the requirements of Section 13 or 15(d) of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   SPEEDCOM WIRELESS CORPORATION


                                   By: /s/ Mark Schaftlein
                                       -------------------
                                       Mark Schaftlien
                                       Chief Executive Officer
Date: February 10, 2005

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